Exhibit 99.1 Corporate January 2021 PresentationExhibit 99.1 Corporate January 2021 Presentation

Disclaimer This presentation contains “forward-looking” statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to: our plans to develop and commercialize small molecule therapies, our expectations about timing and ability to commence, enroll or complete clinical studies and to obtain regulatory approvals for PRT543, PRT811, PRT1419, PRT2527 and other candidates in development, the ability of our product candidates to treat various cancers, the ability to discover additional suitable candidates for regulatory approval, the potential impact of the COVID-19 pandemic and the sufficiency of our cash and cash equivalents to fund our operations. Any statements contained herein or provided orally that are not statements of historical fact may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by such terminology as ‘‘believe,’’ ‘‘may,’’ ‘‘will,’’ ‘‘potentially,’’ ‘‘estimate,’’ ‘‘continue,’’ ‘‘anticipate,’’ ‘‘intend,’’ ‘‘could,’’ ‘‘would,’’ ‘‘project,’’ ‘‘plan,’’ ‘‘expect’’ and similar expressions that convey uncertainty of future events or outcomes, although not all forward-looking statements contain these words. Statements, including forward-looking statements, speak only to the date they are provided (unless an earlier date is indicated). These forward-looking statements are based on the beliefs of our management as well as assumptions made by and information currently available to us. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. If such assumptions do not fully materialize or prove incorrect, the events or circumstances referred to in the forward-looking statements may not occur. We undertake no obligation to update publicly any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations, except as required by law. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. Additional risks and uncertainties that could affect our business are included under the caption “Risk Factors” in our Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission for the fiscal quarter ended September 30, 2020. 2Disclaimer This presentation contains “forward-looking” statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to: our plans to develop and commercialize small molecule therapies, our expectations about timing and ability to commence, enroll or complete clinical studies and to obtain regulatory approvals for PRT543, PRT811, PRT1419, PRT2527 and other candidates in development, the ability of our product candidates to treat various cancers, the ability to discover additional suitable candidates for regulatory approval, the potential impact of the COVID-19 pandemic and the sufficiency of our cash and cash equivalents to fund our operations. Any statements contained herein or provided orally that are not statements of historical fact may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by such terminology as ‘‘believe,’’ ‘‘may,’’ ‘‘will,’’ ‘‘potentially,’’ ‘‘estimate,’’ ‘‘continue,’’ ‘‘anticipate,’’ ‘‘intend,’’ ‘‘could,’’ ‘‘would,’’ ‘‘project,’’ ‘‘plan,’’ ‘‘expect’’ and similar expressions that convey uncertainty of future events or outcomes, although not all forward-looking statements contain these words. Statements, including forward-looking statements, speak only to the date they are provided (unless an earlier date is indicated). These forward-looking statements are based on the beliefs of our management as well as assumptions made by and information currently available to us. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. If such assumptions do not fully materialize or prove incorrect, the events or circumstances referred to in the forward-looking statements may not occur. We undertake no obligation to update publicly any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations, except as required by law. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. Additional risks and uncertainties that could affect our business are included under the caption “Risk Factors” in our Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission for the fiscal quarter ended September 30, 2020. 2

Prelude Therapeutics Vision Building a patient-focused precision oncology company Regulatory Strategy Efficient development path with potential for accelerated regulatory approvals Discovery Engine Powered by scientists with proven ability to deliver precision oncology medicines Commercial Approach Rapidly advancing potentially high value therapy candidates with a commitment to future patient access, awareness, and support Clinical Development Highly selected patient populations & cancers with significant unmet need 3Prelude Therapeutics Vision Building a patient-focused precision oncology company Regulatory Strategy Efficient development path with potential for accelerated regulatory approvals Discovery Engine Powered by scientists with proven ability to deliver precision oncology medicines Commercial Approach Rapidly advancing potentially high value therapy candidates with a commitment to future patient access, awareness, and support Clinical Development Highly selected patient populations & cancers with significant unmet need 3

Senior Management & Board of Directors

Experienced. Proven. Focused.



Kris Vaddi
PhD
Founder & Chief Executive Officer

Founding member Incyte

Jakafi ruxolitinib tablets
olumiant baricitinib tablets
VELCADE bortezomib
TABRECTA (capmatinib) tablets



Peggy Scherle PhD
Chief Scientific Officer

Incyte
Jakafi
olumiant
Pemazyre
TABRECTA (capmatinib) tablets



Andrew Combs PhD
EVP and Head of Chemistry

Incyte
Jakafi
Parsaclisib



David Mauro MD, PhD
Chief Medical Officer

Bristol Myers Squibb
MERCK
ERBITUX
PegIntron
SPRYCEL dasatinib



Deborah Morosini MD, MSW
EVP and Chief of Clinical Affairs

LOXO ONCOLOGY
FOUNDATION MEDICINE
AstraZeneca
FOUNDATION MEDICINE
TAGRISSO osimertinib
Retevmo selpercatinib
VITRAKVI



Christopher Pierce MBA
EVP and Chief of Business Operations

LOXO ONCOLOGY
Pfizer
MILLENNIUM
VELCADE bortezomib
XALKORI crizotinib
Retevmo selpercatinib
VITRAKVI



Brian Piper MBA
Chief Financial Officer

aevi genomic medicine
Shire

Board of Directors

Paul Friedman, MD
CEO Madrigal
Former CEO Incyte

Mardi Dier
CFO ultragenyx
Former CFO, CBO PORTOLA

Victor Sandor, MD
Former CMO ARRAY BIOPHARMA

David Bonita, MD
General Partner OrbiMed

Kelvin Neu, MD
Partner Baker Brothers Investments

Kris Vaddi, PhD
Founder & Chief Executive Officer

4

Prelude Therapeutics Corporate Highlights

3 INDs approved in 3 years; 3 clinical stage molecules

Highly productive target class agnostic discovery engine

Pipeline focused on differentiated and validated targets
- 1 IND filed each year in 2018, 2019, and 2020
- At least 1 additional IND anticipated in 2021
- 1 IND planned every 12 – 18 months

Multiple wholly owned programs with fast-to-market potential

Lead programs, PRT543 & PRT811 (PRMT5) and PRT1419 (MCL1) target clinically validated mechanisms with differentiated product profile

Compelling market opportunities across multiple tumor types

Patient-inspired drug development, regulatory, and commercial strategies to address high unmet need

Experienced leadership team with marquee investors and board members

Deeply experienced employee base that has worked on multiple approved targeted agents

5

Prelude Discovery and Development Approach

Target Selection → Discovery Engine → Pipeline



Identify target mechanisms with compelling biological rationale
Leverage our advanced medicinal chemistry capabilities to create better product candidates
Pursue targets that drive cancers with high unmet need
Novel Intervention Points
Chemical Leads
Prelude THERAPEUTICS
Methyltransferases
Kinases
Degraders
Protein-Protein Interactions
Medicinal and Process Chemistry Capabilities
Rapidly building synthetically complex molecules
Cancer Biology & Translational Expertise
Deep understanding of oncogenic pathways with translational focus
Focused Clinical Development
Optimized for early clinical POC and rapid execution of pivotal trials

6

Prelude Therapeutics Pipeline

Program	Indications	Discovery/ Preclinical	IND Enabling	Phase 1	Phase 2	Phase 3	Upcoming Milestones	Worldwide Rights
PRT543* (PRMT5)	Selected Solid Tumors (incl. ACC, HRD+)						• Expansion cohorts 4Q2020/1H2021 • Data presentation 2H2021	Prelude Therapeutics
	Selected Myeloid Malignancies (incl. MF and MDS)							
PRT811* (Brain Penetrant PRMT5)	GBM and CNS Metastatic Cancers						• Expansion cohorts 1H2021 • Initial clinical data YE2021	Prelude Therapeutics
PRT1419* (MCL1)	Selected Hematological Malignancies						• Expansion cohorts 2H2021	Prelude Therapeutics
PRT2527 (CDK9)	Selected Solid and Hematological Malignancies						• IND 2021	Prelude Therapeutics
PRT-SCA2 (SMARCA2)	Multiple Genomically Selected Cancers						• IND 2021/2022	Prelude Therapeutics
PRT-K4 (Kinase)	Solid Tumors						• IND-enabling 2021	Prelude Therapeutics

** Currently in Phase 1 dose escalation*

Wholly owned patent portfolio covering composition of matter and method of use patents. Prior to any possible extensions, PRT543 has IP coverage into at least H2 2038, while PRT811 and PRT1419 have coverage until at least 2039

7

PRMT5 Programs 8PRMT5 Programs 8

PRMT5 Pathway Drives Oncogenesis and Resistance

Regulates transcription of genes linked to cancer cell growth and proliferation


PRMT5
Cell Body
Nucleus
Chromosomes
Me
NH
Histones
Transcription Factors
Spliceosome

- ↑ Cell cycle genes
- ↑ Cancer metabolism
- ↓ Tumor suppressors
- ↑ Oncogenes
- ↑ Proliferative signaling

PRMT5 inhibition can be leveraged to potentially treat a broad range of solid tumors and hematologic malignancies

PRMT5

9

PRMT5 Regulates Drivers of DNA Damage Repair PRMT5 inhibition suppresses DNA repair gene expression & growth of HRD+ cell lines PRMT5 promotes DNA repair and cell survival 1000 POLD1 BRCA1 100 ATM CHEK2 RAD51 ATR 10 BRCA2 PRMT5 regulates multiple DNA repair genes 1 -4 -3 -2 -1 0 1 2 3 4 PRT543 - 0.25mM 125 MDA-MB-436 100 MDA-MB-468 BRCA1/2 RAD51/51D Ku80 75 50 25 DNA Repair 0 and Cell Survival 0.0001 0.001 0.01 0.1 1 10 PRT543 (mM) PRMT5 inhibition potentially drives synthetic lethality in 10 HRD+ cancers PRMT5 -Log (q-values) 10 Relative cell count (%)PRMT5 Regulates Drivers of DNA Damage Repair PRMT5 inhibition suppresses DNA repair gene expression & growth of HRD+ cell lines PRMT5 promotes DNA repair and cell survival 1000 POLD1 BRCA1 100 ATM CHEK2 RAD51 ATR 10 BRCA2 PRMT5 regulates multiple DNA repair genes 1 -4 -3 -2 -1 0 1 2 3 4 PRT543 - 0.25mM 125 MDA-MB-436 100 MDA-MB-468 BRCA1/2 RAD51/51D Ku80 75 50 25 DNA Repair 0 and Cell Survival 0.0001 0.001 0.01 0.1 1 10 PRT543 (mM) PRMT5 inhibition potentially drives synthetic lethality in 10 HRD+ cancers PRMT5 -Log (q-values) 10 Relative cell count (%)

PRMT5 Pathway Is Clinically Validated in Multiple Cancers by GSK'595 21% OR and mPFS of 11.2 mos observed with GSK'595 in Adenoid cystic carcinoma (ACC) Highly underserved cancer in which typical OR is <10% and PFS is 4 – 6 mos Objective responses reported in other cancers; currently in dose expansion phase in multiple tumors PRMT5 Inhibition Demonstrated Objective Responses Confirmed PR in ACC Source: GSK595, ESMO 2019 Siu, Lillian L., et al. Annals of Oncology 30.Supplement_5 (2019): mdz244. ACC offers potential fast-to-market opportunity for 11 Prelude PRMT5 inhibitors PRMT5PRMT5 Pathway Is Clinically Validated in Multiple Cancers by GSK'595 21% OR and mPFS of 11.2 mos observed with GSK'595 in Adenoid cystic carcinoma (ACC) Highly underserved cancer in which typical OR is <10% and PFS is 4 – 6 mos Objective responses reported in other cancers; currently in dose expansion phase in multiple tumors PRMT5 Inhibition Demonstrated Objective Responses Confirmed PR in ACC Source: GSK595, ESMO 2019 Siu, Lillian L., et al. Annals of Oncology 30.Supplement_5 (2019): mdz244. ACC offers potential fast-to-market opportunity for 11 Prelude PRMT5 inhibitors PRMT5

Prelude PRMT5 Program Optimized for a well-balanced and differentiated profile Differentiating Mechanism of Action Potency Selectivity Optimal Chemical Substrate Prelude compounds Space competitive are co-factor (SAM) Inhibitors (GSK) competitive inhibitors ADME Pharmaceutical properties Designed and synthesized >600 compounds to select 12 PRT543 and PRT811 for advancement PRMT5Prelude PRMT5 Program Optimized for a well-balanced and differentiated profile Differentiating Mechanism of Action Potency Selectivity Optimal Chemical Substrate Prelude compounds Space competitive are co-factor (SAM) Inhibitors (GSK) competitive inhibitors ADME Pharmaceutical properties Designed and synthesized >600 compounds to select 12 PRT543 and PRT811 for advancement PRMT5

PRT543 – Opportunity for Accelerated Development Path

Potential best-in-class PRMT5 inhibitor

Differentiated PRMT5 Inhibitor

Highly selective

Highly potent

Targets Selected Solid Tumors and Heme Malignancies

Strong scientific rationale

Clinical PoC for target

Optimized PK Profile

High oral bioavailability and long half-life

Differentiated safety and efficacy profile

Potential Rapid Path to Market

Phase 1 ongoing

Enrollment began in select solid tumor expansion cohorts in 4Q2020 and expect to commence in select myeloid malignancies in early 2021

Potential for accelerated approval pathway

PRMT5

13

PRT543 – A Potent, Selective and Oral PRMT5 Inhibitor Candidate PRT543 is Highly-Selective Dose-Dependent PD Vs 36 methyltransferases in addition to a broad panel of Modulation of sDMA (symmetric dimethylation) is a receptors, transporters and channels direct measure of PRMT5 activity ~50% reduction in plasma sDMA correlates with efficacy in preclinical models PRT543 demonstrated optimized potency, dose-dependent 14 PD, and selectivity offering best-in-class potential PRMT5PRT543 – A Potent, Selective and Oral PRMT5 Inhibitor Candidate PRT543 is Highly-Selective Dose-Dependent PD Vs 36 methyltransferases in addition to a broad panel of Modulation of sDMA (symmetric dimethylation) is a receptors, transporters and channels direct measure of PRMT5 activity ~50% reduction in plasma sDMA correlates with efficacy in preclinical models PRT543 demonstrated optimized potency, dose-dependent 14 PD, and selectivity offering best-in-class potential PRMT5

PRT543 Demonstrated Broad Preclinical Activity

Monotherapy



SET-2 (AML)
Vehicle
PRT543 5 mg/mkg QD
PRT543 15 mg/kg QD
PRT543 30 mg/kg QD
Tumor Volume (mm³)
Day of study



ACC (PDX)
Vehicle
PRT543 25 mg/kg BID
PRT543 35 mg/kg BID
Tumor Volume (mm³)
Days of Dosing

JAK2V617F MPN Model



WBC (K/μl)
Vehicle
PRT543 30 mg/kg QD
Rux 60 mg/kg BID
PRT543 + Rux



spleen weight (mg)
Vehicle
PRT543 30 mg/kg QD
Rux 60 mg/kg BID
PRT543 + Rux

Oral administration of PRT543 as monotherapy and in combination with ruxolitinib led to significant decrease in spleen size in the JAK2VF bone marrow transplant model of MF. Data represent mean ± SEM. Dotted line indicates mean spleen weight of WT transplanted mice.

* $P < 0.05$, ** $P < 0.01$, *** $P < 0.001$ vs. vehicle by Mann-Whitney U test.

Combination



Granta-519 (MCL) N=5
Vehicle
PRT543
Venetoclax
PRT543 + Venetoclax
Tumor Volume (mm³)
Day of study

Dose-dependent activity as single agent and in combination in heme and solid tumor models

PRMT5
15

PRT543 Phase 1 Clinical Trial as of September 1, 2020

4Q2020 / Early 2021



Dose Escalation
Expansion Cohorts
Expansion cohorts in selected patients
35mg QD
50mg QD
35mg 5x/wk
45mg BIW
22.5mg BIW
15mg BIW
10mg BIW
5mg BIW
Group A
Solid Tumors and NHL
1
2
3
4
5
6
7
8
40 mg TIW
40 mg BIW
20mg BIW
10mg BIW
5mg BIW
Group B
MDS and Myelofibrosis
Recommended Expansion Dose
Adenoid Cystic Carcinoma (N~20)
Homologous Recombination Deficient (HRD+) Solid Tumors (N~20)
Solid Tumors with Spliceosome Mutations (N~20)
Recommended Expansion Dose
Myelofibrosis Monotherapy (N~20)
Myelofibrosis PRT543 + Ruxolitinib (N~20)
Myeloid Malignancies with Spliceosome Mutations (N~20)

Potential for PoC in multiple cancers in 2021

PRMT5
16

PRT543 Phase 1 – Interim PK/PD Results Demonstrated Predictable Profile as of September 1, 2020 Dose-Proportional Increase in Exposure Dose-Dependent Decrease in Serum sDMA (Day 1) * PD Samples -72h post dose * * * * Serum was obtained from patients at various times following administration of PRT543 and analyzed for sDMA levels by Parameter 35 mg (5x) 50 mg QD LC/MS. The data are shown as % relative to pre-dose levels C (nM) 1976 2130 max T (h) 7 16 1/2 AUC (mM.h/wk) 96 243 Trough Level target based on Preclinical models PRT543 is currently in a dose range that provides target 17 coverage predicted based on preclinical models PRMT5PRT543 Phase 1 – Interim PK/PD Results Demonstrated Predictable Profile as of September 1, 2020 Dose-Proportional Increase in Exposure Dose-Dependent Decrease in Serum sDMA (Day 1) * PD Samples -72h post dose * * * * Serum was obtained from patients at various times following administration of PRT543 and analyzed for sDMA levels by Parameter 35 mg (5x) 50 mg QD LC/MS. The data are shown as % relative to pre-dose levels C (nM) 1976 2130 max T (h) 7 16 1/2 AUC (mM.h/wk) 96 243 Trough Level target based on Preclinical models PRT543 is currently in a dose range that provides target 17 coverage predicted based on preclinical models PRMT5

PRT543 Favorable Phase 1 Safety Profile as of September 1, 2020 Interim Safety data available for 41 patients 30 in Group A (solid tumors and NHL); 11 in Group B (myeloid malignancies) AE profiles similar between patient groups Primarily GI and manageable with standard treatments Diarrhea, nausea and fatigue Mostly Grade 1-2 Discontinuations: No patients discontinued study therapy due to adverse events Reversible thrombocytopenia is the most common hematological toxicity Dose limiting in solid tumor cohort at 50 mg QD No DLTs were seen at the 35mg QD dose; however, 3 of 5 patients experienced Grade 3 thrombocytopenia and were dose reduced to 35mg 5x weekly dose Only 1 of 8 patients has experienced Grade 3 thrombocytopenia at 35 mg 5x weekly dose 1 SAE related to study therapy (grade 4 thrombocytopenia) Platelets recovered to baseline levels after a one to two week drug holiday Deaths: No drug-related deaths reported, 9 deaths reported total on study PRT543 demonstrated good tolerability at doses up to 18 35 mg PRMT5PRT543 Favorable Phase 1 Safety Profile as of September 1, 2020 Interim Safety data available for 41 patients 30 in Group A (solid tumors and NHL); 11 in Group B (myeloid malignancies) AE profiles similar between patient groups Primarily GI and manageable with standard treatments Diarrhea, nausea and fatigue Mostly Grade 1-2 Discontinuations: No patients discontinued study therapy due to adverse events Reversible thrombocytopenia is the most common hematological toxicity Dose limiting in solid tumor cohort at 50 mg QD No DLTs were seen at the 35mg QD dose; however, 3 of 5 patients experienced Grade 3 thrombocytopenia and were dose reduced to 35mg 5x weekly dose Only 1 of 8 patients has experienced Grade 3 thrombocytopenia at 35 mg 5x weekly dose 1 SAE related to study therapy (grade 4 thrombocytopenia) Platelets recovered to baseline levels after a one to two week drug holiday Deaths: No drug-related deaths reported, 9 deaths reported total on study PRT543 demonstrated good tolerability at doses up to 18 35 mg PRMT5

PRT543 Preliminary Efficacy Data as of September 1, 2020 Group A (Solid Tumors) Thirteen patients have received doses ≥35 mg 5x/week and are response evaluable per RECIST 1.1: One patient demonstrated durable confirmed complete response (CR) in HRD+ high grade serous ovarian cancer Four patients demonstrated stable disease (including an additional patient with HRD+ ovarian cancer) Four patients showed progressive disease Seven patients remain on study, of whom four are awaiting their first response assessment Group B (Myeloid Malignancies) Eleven patients have enrolled into Group B (nine MF and two MDS) and all are evaluable for response assessments as per IWG criteria: One MF patient at the 20 mg b.i.w. dose level has demonstrated an objective response of clinical improvement and continues to receive therapy beyond one year to date A second MF patient at the 40 mg t.i.w. dose level demonstrated ~66% decrease in TSS Eight patients achieved a best response of SD; two additional patients remained on study for ~1 year 19 PRMT5PRT543 Preliminary Efficacy Data as of September 1, 2020 Group A (Solid Tumors) Thirteen patients have received doses ≥35 mg 5x/week and are response evaluable per RECIST 1.1: One patient demonstrated durable confirmed complete response (CR) in HRD+ high grade serous ovarian cancer Four patients demonstrated stable disease (including an additional patient with HRD+ ovarian cancer) Four patients showed progressive disease Seven patients remain on study, of whom four are awaiting their first response assessment Group B (Myeloid Malignancies) Eleven patients have enrolled into Group B (nine MF and two MDS) and all are evaluable for response assessments as per IWG criteria: One MF patient at the 20 mg b.i.w. dose level has demonstrated an objective response of clinical improvement and continues to receive therapy beyond one year to date A second MF patient at the 40 mg t.i.w. dose level demonstrated ~66% decrease in TSS Eight patients achieved a best response of SD; two additional patients remained on study for ~1 year 19 PRMT5

Durable Confirmed CR in HRD+ High Grade Serous Ovarian Cancer

Patient History

- Diagnosed in 2014 with tumor origin in fallopian tube
- Seven prior lines of therapy including PARPi
- Enrolled in **35mg, 5X/week**; currently ongoing
- Based on genomic analysis of archival tumor tissue, HRD+
  - Mutations in genes involved in DNA damage response (ATR, RAD51D, BRCA1)
  - Plans to confirm HRD status in validated clinical assay
- One target lesion per RECIST and CA125 level of 37.8 U/mL at baseline

Patient Response

- **RECIST CR** at first follow up tumor assessment with associated drop in CA-125 level to 2.6 U/mL
- A second follow up scan performed 8 weeks after first follow up confirmed the CR and CA-125 measured 4.6 U/mL
- A third follow up scan performed at 24 weeks demonstrated continued CR and CA-125 measured 3.3 U/mL
- Patient has received 9 months of study therapy as of December 16, 2020 and remains in CR



Baseline



Week 8

Commencement of select solid tumor expansion cohorts began in 4Q2020 and additional solid tumor and myeloid malignancies cohorts expected to begin in early 2021

PRMT5

20

PRT543 Clinical Update as of December 16, 2020 Phase 1 clinical trial of PRT543 has enrolled 61 patients (42 with advanced solid tumors, one with NHL, 11 with MF, and seven with MDS) Overall safety profile unchanged from the September 1, 2020 data cutoff and consistent between both Groups A and B Majority of drug related adverse events continue to be grade 1-2 with anemia and thrombocytopenia being the most common grade 3-4 adverse events 24 SAEs have been reported amongst 11 patients, with 3 individual SAEs deemed drug related Thrombocytopenia remains only dose-limiting toxicity No patients have discontinued study due to adverse events ACC expansion cohort initiated at a dose/schedule of 35mg 5x weekly, with opportunity for intra- patient dose adjustment Both 25mg QD and 50mg 5x weekly doses/schedules explored in the escalation phase, which may enable a dose titration algorithm in expansion Enrollment into additional solid tumor and myeloid malignancies cohorts is planned in early 2021 21 PRMT5PRT543 Clinical Update as of December 16, 2020 Phase 1 clinical trial of PRT543 has enrolled 61 patients (42 with advanced solid tumors, one with NHL, 11 with MF, and seven with MDS) Overall safety profile unchanged from the September 1, 2020 data cutoff and consistent between both Groups A and B Majority of drug related adverse events continue to be grade 1-2 with anemia and thrombocytopenia being the most common grade 3-4 adverse events 24 SAEs have been reported amongst 11 patients, with 3 individual SAEs deemed drug related Thrombocytopenia remains only dose-limiting toxicity No patients have discontinued study due to adverse events ACC expansion cohort initiated at a dose/schedule of 35mg 5x weekly, with opportunity for intra- patient dose adjustment Both 25mg QD and 50mg 5x weekly doses/schedules explored in the escalation phase, which may enable a dose titration algorithm in expansion Enrollment into additional solid tumor and myeloid malignancies cohorts is planned in early 2021 21 PRMT5

PRT543 Offers Broad Opportunity Across Tumor Types

Scientific Rationale	Tumor Types	US Market Opportunity
Transcriptional Regulation	Adenoid Cystic Carcinoma HRD+ Tumors (Ovarian, TNBC, Others)	**ACC:** 10-15,000 patients **Ovarian:** 63% of ovarian tumors HRD+ **TNBC:** 55% of TNBC tumors HRD+ **Prostate:** 25% of mCRPC tumors HRD+
Splicing Dysregulation	Uveal Melanoma	**Uveal Melanoma:** 2,000 patients annually
Synthetic Lethality	Myeloid Malignancies (Myelofibrosis and MDS)	**MF:** ~12,000 intermediate/high risk patients **MDS:** 10,000 patients annually

PRMT5

22

PRT811 – Expanding PRMT5 Opportunity into CNS Cancers

Only clinical stage brain-penetrant PRMT5 inhibitor

Differentiated Brain-Penetrant PRMT5 Inhibitor

Highly selective

Highly potent

Targeting GBM and CNS Metastatic Brain Cancers

High target engagement in the brain and preclinical activity

Optimized PK Profile

High and sustained brain exposure in preclinical studies

Potential Rapid Path to Market

Phase 1 ongoing

Anticipated expansion in GBM and PCNSL 1H 2021

PRMT5

23

PRT811 – A Potent, Selective and Brain Penetrant PRMT5 Inhibitor Candidate PRT811 is a Potent Equivalent Potency and 100-fold SAM-Competitive PRMT5 Inhibitor Higher Brain Exposure vs GSK’595 Highly selective vs 36 methyl transferases in addition to a GSK’595 PRT811 broad panel of receptors, transporters and channels Mean Mean Plasma concentration 2.50 2.02 μmol/L Brain concentration 0.722 4.11 μmol/kg Brain/plasma ratio 0.0293 2.26 % Control < 1% > 60% > 80% PRT811 has high oral bioavailability, high brain exposure, and 24 no dose-limiting toxicities to date PRMT5PRT811 – A Potent, Selective and Brain Penetrant PRMT5 Inhibitor Candidate PRT811 is a Potent Equivalent Potency and 100-fold SAM-Competitive PRMT5 Inhibitor Higher Brain Exposure vs GSK’595 Highly selective vs 36 methyl transferases in addition to a GSK’595 PRT811 broad panel of receptors, transporters and channels Mean Mean Plasma concentration 2.50 2.02 μmol/L Brain concentration 0.722 4.11 μmol/kg Brain/plasma ratio 0.0293 2.26 % Control < 1% > 60% > 80% PRT811 has high oral bioavailability, high brain exposure, and 24 no dose-limiting toxicities to date PRMT5

PRT811 – Strong Activity Demonstrated in GBM Models

PRT811 in GBM Model

PRT811 Inhibited Tumor Growth in GBM Model



12000
10000
8000
6000
4000
2000
0
Tumor Volume (mm³)
Vehicle
PRT811, 20 mg/kg
PRT811, 30 mg/kg
0
5
10
15
20
25
Days post treatment

GBM Orthotopic Model - sDMA

PRT811 Decreased sDMA Levels in Orthotopic Brain Tumor Model



Vehicle
PRT811

PRMT5

We believe PRT811 is uniquely positioned to potentially treat PRMT5 sensitive CNS cancers

25

PRT811 Phase 1 Clinical Trial as of September 1, 2020 Anticipated 1H2021 Dose Escalation* Expansion Cohorts Recommended Expansion cohorts Expansion Dose 200mg In selected patients QD 120mg Glioblastoma QD (N~20) 60mg QD 5 Primary CNS Lymphoma 30mg 4 QD (N~20) 15mg Advanced Solid 3 QD Tumors 2 Glioma PCNSL 1 * (2 wks on/1 wk off) 21 day cycles 26 Potential PoC in CNS cancers in 2021 PRMT5PRT811 Phase 1 Clinical Trial as of September 1, 2020 Anticipated 1H2021 Dose Escalation* Expansion Cohorts Recommended Expansion cohorts Expansion Dose 200mg In selected patients QD 120mg Glioblastoma QD (N~20) 60mg QD 5 Primary CNS Lymphoma 30mg 4 QD (N~20) 15mg Advanced Solid 3 QD Tumors 2 Glioma PCNSL 1 * (2 wks on/1 wk off) 21 day cycles 26 Potential PoC in CNS cancers in 2021 PRMT5

PRT811 Phase 1 Interim Results Demonstrated Dose-Dependent PK as of September 1, 2020 PRT811 Pharmacokinetic Profile Day 1 M 1ean 1 5 mg 5 mg (n=3) M 3ean 3 0 mg 0 mg (n=3) 60 mg Mean 60 mg (n=3) 1000.0 Dose-dependent exposure 120 mg Mean 120 mg (n=4) 200 mg Mean 200 mg (n=4) Dose-dependent sDMA Inhibition; ~50% at IC50 200 mg dose 100.0 No unexpected AEs or drug-related SAEs 10.0 Dose escalation ongoing 1.0 0 2 4 6 8 10 12 Time, h PRT811 offers the potential to achieve desired levels of 27 PRMT5 inhibition in tissues including brain PRMT5 Plasma Concentration, nMPRT811 Phase 1 Interim Results Demonstrated Dose-Dependent PK as of September 1, 2020 PRT811 Pharmacokinetic Profile Day 1 M 1ean 1 5 mg 5 mg (n=3) M 3ean 3 0 mg 0 mg (n=3) 60 mg Mean 60 mg (n=3) 1000.0 Dose-dependent exposure 120 mg Mean 120 mg (n=4) 200 mg Mean 200 mg (n=4) Dose-dependent sDMA Inhibition; ~50% at IC50 200 mg dose 100.0 No unexpected AEs or drug-related SAEs 10.0 Dose escalation ongoing 1.0 0 2 4 6 8 10 12 Time, h PRT811 offers the potential to achieve desired levels of 27 PRMT5 inhibition in tissues including brain PRMT5 Plasma Concentration, nM

Confirmed PR in Glioblastoma Multiforme

Patient History

- Diagnosed with recurrent GBM and originally treated with surgery and chemoradiation with Temodar in July 2019
  - Patient has not been treated with steroids or Avastin, and clinical status is stable
- Presented with progressive disease in June 2020
- Enrolled in **200 mg (q.d. two weeks on/one week off)** in July 2020
- Patient's tumor is:
  - IDH1+
  - MGMT unmethylated
- One target lesion per RANO (response assessment in neuro-oncology) measuring 23 mm x 10 mm

Study Follow-Up

- In September 2020, at patient's first follow-up MRI evaluation (week 7) lesion measured 13 mm x 6 mm (**66% reduction**)
- Follow-up MRI at week 18 confirmed a partial response (PR) per RANO criteria and an **improved regression of 77% from baseline**
- Patient has received 5 months of study therapy as of December 16, 2020 and remains in PR and is clinically stable



Baseline



Week 7

PRMT5

28

PRT811 Clinical Update as of December 16, 2020 Phase 1 clinical trial of PRT811 has enrolled 24 patients (eight with GBM and 16 with advanced solid tumors) Overall safety profile unchanged from the September 1, 2020 data cutoff Four patients have each experienced one SAE, none of which attributed to study therapy No dose limiting toxicities have been observed One patient discontinued study therapy due to transient Grade 2 nausea 300mg QD dose cohort currently ongoing Remain on track to complete the dose escalation phase 1H21 and initiate expansion phase in cancers including GBM, PCNSL, and CNS metastatic solid tumors in the second half of 2021 29 PRMT5PRT811 Clinical Update as of December 16, 2020 Phase 1 clinical trial of PRT811 has enrolled 24 patients (eight with GBM and 16 with advanced solid tumors) Overall safety profile unchanged from the September 1, 2020 data cutoff Four patients have each experienced one SAE, none of which attributed to study therapy No dose limiting toxicities have been observed One patient discontinued study therapy due to transient Grade 2 nausea 300mg QD dose cohort currently ongoing Remain on track to complete the dose escalation phase 1H21 and initiate expansion phase in cancers including GBM, PCNSL, and CNS metastatic solid tumors in the second half of 2021 29 PRMT5

PRT811 Expands PRMT5 Opportunity into CNS Cancers

Scientific Rationale	Tumor Types	US Market Opportunity
Transcriptional Regulation	Glioblastoma Multiforme	10,000 patients annually
Splicing Dysregulation	Primary CNS Lymphoma	~2,000 --~2,500 patients annually
Synthetic Lethality	CNS Metastatic Disease	PRMT5i-sensitive subset of 200,000 CNS metastatic patients annually

PRMT5

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MCL1 Program 31MCL1 Program 31

Prelude MCL1 Program


Inhibitors of Apoptosis
Venetoclax
Bcl-W
Bcl-XL
Bfl-1
MCL-1
BCL-2
Survival Proteins
Inducers of Apoptosis
Death Proteins
Mitochondria mediated cell death/ Apoptosis
Caspase Activation
Cytochrome C
BH3
BAK /BAX multimer
Mitochondria

- Dysregulated MCL1 expression occurs frequently in cancer
- MCL1 is a member of BCL2 family of proteins involved in blocking cell death proteins
- MCL1 is a validated bypass and resistance mechanism for venetoclax (BCL2 inhibitor) and TKIs
- Currently active competitor compounds are IV candidates
- Challenging medicinal chemistry target that requires disruption of protein-protein interaction

Significant opportunity in post-venetoclax setting

MCL1

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PRT1419: Oral Differentiated Clinical-Stage MCL1 Inhibitor Candidate

MCL1 Inhibitor

Potent

Selective

Oral

Targeting Selected Heme Cancers

Robust activity in preclinical models with once weekly dosing

Synergistic with venetoclax

Optimized PK Profile Maximizes Therapeutic Window

High oral bioavailability, permeability and intrinsic clearance

Potential Rapid Path to Market

Phase 1 dose escalation ongoing

Anticipated expansion in MDS/AML with Venetoclax/Aza

MCL1

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PRT1419: Potential Leading Oral MCL1 Inhibitor Assay AMG176 AZD5991 MIK665 PRT1419 Highly Potent Binding to MCL1 Proliferation IC (nM) 150 31 4.5 80 50 Whole Blood IC (nM) 1800 320 430 210 50 Prelude compounds -6 Caco-2 (x10 cm/s) 6 <0.1 0.2 11 are competitive inhibitors of BIM binding Human Hepat. Cl (%HBF) 42 ND ND 71 Solubility at pH 7.4 (mg/mL) 13 ND ND >1000 Route of Administration IV IV IV Oral/IV PRT1419 is a potent oral MCL1 inhibitor candidate with no 34 preclinical evidence of cardiac toxicity MCL1PRT1419: Potential Leading Oral MCL1 Inhibitor Assay AMG176 AZD5991 MIK665 PRT1419 Highly Potent Binding to MCL1 Proliferation IC (nM) 150 31 4.5 80 50 Whole Blood IC (nM) 1800 320 430 210 50 Prelude compounds -6 Caco-2 (x10 cm/s) 6 <0.1 0.2 11 are competitive inhibitors of BIM binding Human Hepat. Cl (%HBF) 42 ND ND 71 Solubility at pH 7.4 (mg/mL) 13 ND ND >1000 Route of Administration IV IV IV Oral/IV PRT1419 is a potent oral MCL1 inhibitor candidate with no 34 preclinical evidence of cardiac toxicity MCL1

PRT1419 Demonstrated Preclinical Activity as Monotherapy and in Combination Monotherapy Combination Dose-dependent activity with tumor regression at once- 35 weekly, oral dosing in hematological tumor models MCL1PRT1419 Demonstrated Preclinical Activity as Monotherapy and in Combination Monotherapy Combination Dose-dependent activity with tumor regression at once- 35 weekly, oral dosing in hematological tumor models MCL1

PRT1419: Clinical Trial Program Phase 1 Initiated in 2H2020 2021 Current Dose Escalation Expansion Cohorts Expansion cohorts in selected patients Recommended AML (N~20) Expansion Dose AML or MDS 4 PRT1419 + Venetoclax or Aza (N~20) Group A 3 High Risk MDS (N~20) AML and 2 High Risk MDS 1 Recommended Multiple Myeloma (N~20) 4 Expansion Dose Group B 3 NHL (B or T cell Lymphoma) (N~20) NHL & 2 Myeloma 1 36 Phase 1 escalation cohorts underway MCL1PRT1419: Clinical Trial Program Phase 1 Initiated in 2H2020 2021 Current Dose Escalation Expansion Cohorts Expansion cohorts in selected patients Recommended AML (N~20) Expansion Dose AML or MDS 4 PRT1419 + Venetoclax or Aza (N~20) Group A 3 High Risk MDS (N~20) AML and 2 High Risk MDS 1 Recommended Multiple Myeloma (N~20) 4 Expansion Dose Group B 3 NHL (B or T cell Lymphoma) (N~20) NHL & 2 Myeloma 1 36 Phase 1 escalation cohorts underway MCL1

PRT1419 Clinical Update as of December 16, 2020 Phase 1 clinical trial of PRT1419 has enrolled four patients with various hematological malignancies No adverse events above Grades 1 or 2 and no serious adverse events have been observed Currently enrolling AML and high-risk MDS patients into the second dose escalation cohort (200mg 1x weekly) 37 MCL1PRT1419 Clinical Update as of December 16, 2020 Phase 1 clinical trial of PRT1419 has enrolled four patients with various hematological malignancies No adverse events above Grades 1 or 2 and no serious adverse events have been observed Currently enrolling AML and high-risk MDS patients into the second dose escalation cohort (200mg 1x weekly) 37 MCL1

Preclinical Programs CDK9, SMARCA2 38Preclinical Programs CDK9, SMARCA2 38

Prelude CDK9 Program



Super enhancer
TF
TF
TF
CDK9
P
Myc & Myb Target genes
TSS
RNA Pol II
mRNA

- **CDK9 phosphorylates RNA Pol II and regulates transcription**
- **Regulates expression of several immediate early genes driving oncogenesis and resistance (i.e. MYC, MYB, MCL1)**
- **Non-selective CDK9 inhibitors have demonstrated clinical activity in multiple tumor types but poor tolerability**
  - Lack of selectivity and potency vs other CDK9s is believed to contribute to low therapeutic window

Highly-selective CDK9 inhibitors believed to have broad applicability in hematological and solid malignancies

CDK9

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PRT2527: Potent and Highly Selective CDK9 Inhibitor Candidate Compound Dinaciclib AZD4573 PRT2527 Highly Selective CDK9 Inhibitor Biochemical IC (nM) CDK9 4.4 1.9 0.95 50 Candidate 11 18 Proliferation IC (nM) 50 192 196 WB IC (nM) 50 CDK1 98x 23x 73x CDK2 7x 35x 340x Prelude compounds CDK3 0.5x 2x 35x are ATP competitive Fold Selectivity CDK9 vs inhibitors CDK4 13x 53x 250x Other Isoforms CDK5 17x 37x >1000x CDK6 59x 79x >1000x CDK7 34x 150x >1000x <10x 100-10x >100x PRT2527 demonstrated improved potency and kinase 40 selectivity relative to competitor compounds in preclinical studies CDK9PRT2527: Potent and Highly Selective CDK9 Inhibitor Candidate Compound Dinaciclib AZD4573 PRT2527 Highly Selective CDK9 Inhibitor Biochemical IC (nM) CDK9 4.4 1.9 0.95 50 Candidate 11 18 Proliferation IC (nM) 50 192 196 WB IC (nM) 50 CDK1 98x 23x 73x CDK2 7x 35x 340x Prelude compounds CDK3 0.5x 2x 35x are ATP competitive Fold Selectivity CDK9 vs inhibitors CDK4 13x 53x 250x Other Isoforms CDK5 17x 37x >1000x CDK6 59x 79x >1000x CDK7 34x 150x >1000x <10x 100-10x >100x PRT2527 demonstrated improved potency and kinase 40 selectivity relative to competitor compounds in preclinical studies CDK9

CDK9 Inhibitor Candidate: PRT2527 Improved Selectivity Potent in Vitro Activity PRT2527 Sustained Regressions at Well-Tolerated Doses in Vivo PRT2527 (nM) pSer2RNAP2 MV4-11 (AML) MCL1 1500 Vehicle AZD PRT2527 AZD4573 Myc 1000 Caspase Actin 500 79% 96% 0 8 11 14 17 20 23 Days post inoculation 41 PRT2527 IND expected to be filed in 2021 CDK9 3 Tumor Volume (mm )CDK9 Inhibitor Candidate: PRT2527 Improved Selectivity Potent in Vitro Activity PRT2527 Sustained Regressions at Well-Tolerated Doses in Vivo PRT2527 (nM) pSer2RNAP2 MV4-11 (AML) MCL1 1500 Vehicle AZD PRT2527 AZD4573 Myc 1000 Caspase Actin 500 79% 96% 0 8 11 14 17 20 23 Days post inoculation 41 PRT2527 IND expected to be filed in 2021 CDK9 3 Tumor Volume (mm )

SMARCA2 Targeted Degrader Program SMARCA4 and SMARCA2 Regulate Chromatin Loss of SMARCA4 Leads to Accessibility and Gene Expression SMARCA2 Dependency Breast cancer Missense Pancreatic cancer Non-missense Loss of SMARCA4 Ovarian cancer Deep deletion Small cell lung cancer Lung squamous cell carcinoma Head and neck squamous cell carcinoma Esophageal/gastric cancer Colon adenocarcinoma Bladder cancer Uterine/Endometrioid adenocarcinoma Skin cancer/melanoma Lung adenocarcinoma 0 5 10 15 % of SMARCA4 mutation Opportunity to target 10 – 12% NSCLC with SMARCA4 42 deletions SMARCA2SMARCA2 Targeted Degrader Program SMARCA4 and SMARCA2 Regulate Chromatin Loss of SMARCA4 Leads to Accessibility and Gene Expression SMARCA2 Dependency Breast cancer Missense Pancreatic cancer Non-missense Loss of SMARCA4 Ovarian cancer Deep deletion Small cell lung cancer Lung squamous cell carcinoma Head and neck squamous cell carcinoma Esophageal/gastric cancer Colon adenocarcinoma Bladder cancer Uterine/Endometrioid adenocarcinoma Skin cancer/melanoma Lung adenocarcinoma 0 5 10 15 % of SMARCA4 mutation Opportunity to target 10 – 12% NSCLC with SMARCA4 42 deletions SMARCA2

Prelude Discovered Selective sub-nM SMARCA2 Degraders Prelude SMARCA2 Degraders Sub-Nanomolar Potency for Highly Selective for SMARCA2 SMARCA2 Degradation Replicate Genetic Synthetic Degradation Lethality PRT1003361 Cont. vs PRT2835 120 7 SMARCA2 100 6 80 PBRM1 5 60 4 40 3 SMARCD1 FEM1B 20 Degradation SMARCB1 2 IC50: 0.76nM 0 1 -20 0 0.01 1 100 10000 -2 -1 0 1 2 Conc(nM) Log2 FC vs 2835 Lead optimization in progress – IND-enabling anticipated in 43 the first half of 2021 SMARCA2 %inhibition -Log(P-value)Prelude Discovered Selective sub-nM SMARCA2 Degraders Prelude SMARCA2 Degraders Sub-Nanomolar Potency for Highly Selective for SMARCA2 SMARCA2 Degradation Replicate Genetic Synthetic Degradation Lethality PRT1003361 Cont. vs PRT2835 120 7 SMARCA2 100 6 80 PBRM1 5 60 4 40 3 SMARCD1 FEM1B 20 Degradation SMARCB1 2 IC50: 0.76nM 0 1 -20 0 0.01 1 100 10000 -2 -1 0 1 2 Conc(nM) Log2 FC vs 2835 Lead optimization in progress – IND-enabling anticipated in 43 the first half of 2021 SMARCA2 %inhibition -Log(P-value)

Prelude Therapeutics Projected Milestones

Program	2020 H1 – H2	2021 H1 – H2	Upcoming Milestones
PRT543	PRT543 (PRMT5) Phase 1	PRT543 Expansion Phases (N=~160)	Expansion cohorts 4Q2020/1H2021 Data presentation 2H2021
PRT811	PRT811 (Brain-penetrant PRMT5) Phase 1	PRT811 Expansion Phase (N=~60)	Expansion cohorts 1H2021 Initial clinical data 2H2021
PRT1419	PRT1419 (MCL1) Phase 1	PRT1419 Expansion (N=100)	Expansion cohorts 2H2021
PRT2527		PRT2527 (CDK9) IND Target	IND 2021
SMARCA2		SMARCA2 IND-Enabling	IND 2021/2022

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Financial Highlights Cash and Cash Equivalents $218.3 million as of December 31, 2020 (unaudited) Includes $166.6 million net proceeds raised in September 2020 IPO Shares Outstanding 43.7 million shares voting and non-voting common stock as of September 30, 2020 55.5 million shares fully diluted 45Financial Highlights Cash and Cash Equivalents $218.3 million as of December 31, 2020 (unaudited) Includes $166.6 million net proceeds raised in September 2020 IPO Shares Outstanding 43.7 million shares voting and non-voting common stock as of September 30, 2020 55.5 million shares fully diluted 45

Prelude Therapeutics Corporate Highlights

3 INDs approved in 3 years; 3 clinical stage molecules

Highly productive target class agnostic discovery engine

Pipeline focused on differentiated and validated targets
- 1 IND filed each year in 2018, 2019, and 2020
- At least 1 additional IND anticipated in 2021
- 1 IND planned every 12 – 18 months

Multiple wholly owned programs with fast-to-market potential

Lead programs, PRT543 & PRT811 (PRMT5) and PRT1419 (MCL1) target clinically validated mechanisms with differentiated product profile

Compelling market opportunities across multiple tumor types

Patient-inspired drug development, regulatory, and commercial strategies to address high unmet need

Experienced leadership team with marquee investors and board members

Deeply experienced employee base that has worked on multiple approved targeted agents

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